RESOLUTION OF

AMS HEALTH SCIENCES, INC.

A RESOLUTION OF AMS HEALTH SCIENCES, INC. IMPLEMENTING THE ORDERS OF THE UNITED STATES BANKRUPTCY COURT BY APPROVING THE CERTIFICATE OF AMENDMENT TO CHANGE THE NAME OF THE COMPANY TO JACOB ACQUISITION CORPORATION, AND NAME OF REGISTERED AGENT, SIMULTANEOUS WITH THE ISSUANCE OF 25,000,000 RESTRICTED COMMON SHARES TO IACE INVESTMENTS II, INC., THE ISSUANCE OF 6,000,000 COMMON SHARES TO A CERTAIN GROUP OF INVESTORS AS DESCRIBED BELOW, THE ISSUANCE OF 50,000 COMMON SHARES TO THE LIQUIDATING TRUSTEE, AND  THE ISSUANCE OF 100 COMMON SHARES TO EACH ALLOWED CLASS 6 AND 7 GENERAL UNSECURED CREDITORS.

WHEREAS, pursuant to the Order Confirming Debtor’s First Amended Plan of Reorganization, the following actions were directed to be taken prior to the Effective Date of the Plan and prior to the Company ceasing operations or transfer of assets, to-wit:

(i)

The Company shall issue the following:

(a)

25,000,000 shares of restricted common stock to the IACE Investments II, Inc., which stock certificate shall bear the following restrictive legend, to-wit:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state.  These securities are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or an available exemption from registration under the Securities Act and applicable state statutes.”

(b)

Issue a total of 50,000 common shares to the Liquidating Trustee, issued under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the Securities Act of 1933 and State Regulation; and

(c)

Issue 100 common shares to each Holder of a Class 6 and Class 7 Claim, issued under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the

Securities Act of 1933 and State Regulation; and

(d)

Issue 6,000,000 shares of common stock to the entities or persons listed in Exhibit “C” of this Resolution, and

WHEREAS, shareholder approval is not required by virtue of the Order of the Bankruptcy Court, a copy of which is attached as Exhibit “A”.

NOW, THEREFORE, BE IT RESOLVED by the Board of Directors that the Articles of Incorporation be and hereby are amended by deleting paragraph FIRST and replacing it with the following new paragraph FIRST:

FIRST: The name of the Corporation is Jacob Acquisition Corporation.

BE IT FURTHER RESOLVED that the Articles of Incorporation be and hereby are amended by deleting paragraph SECOND and replacing it with the following new paragraph SECOND:

SECOND: the Company’s registered office in the State of Oklahoma is 115 SW 89th St., Oklahoma City, OK 73139-8504. The name of the registered agent is National Registered Agents, Inc. of OK.

BE IT FURTHER RESOLVED that:

(a)

Company shall issue, and its transfer agent is hereby authorized and directed to issue, 25,000,000 shares of restricted common stock to IACE Investments II, Inc., as set forth in Exhibit “B”, which shall bear the following restrictive legend, to-wit:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state.  These securities are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or an available exemption from registration under the Securities Act and applicable state statutes.”

(b)

Company shall issue and its transfer agent is hereby authorized and directed to issue 6,000,000 common shares as set forth in Exhibit “C”, issued under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the Securities Act of 1933 and State Regulation; and

(c)

Company shall issue, and its transfer agent is hereby authorized and directed to issue 50,000 common shares to the Liquidating Trustee, as set forth in Exhibit “D”, issued under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the Securities Act of 1933 and State Regulation; and

(d)

Company shall issue, and its transfer agent is hereby authorized and directed to issue, 100 shares of common stock to each of the creditors named in Exhibit “E”, issued under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the Securities Act of 1933 and State Regulation; and

(e)

The Issuance of the shares above shall be deemed to have occurred as provided in the Plan of Reorganization.  These new shares shall not be subject to the reverse stock split of previously issued and outstanding common stock as also provided for in the Plan of Reorganization.

PASSED AND APPROVED on this ___day of July, 2008.

________________________________

Dr. Jerry Grizzle  President,

Chief Executive Officer and Director

Exhibit “B”

Contributor shall receive 25,000,000 restricted shares of common stock:

IACE Investments Two, Inc.

c/o Heskett & Heskett

501 S. Johnstone Avenue, Suite 501

Bartlesville, Oklahoma 74003

Exhibit “C”

6,000,000 shares issued pursuant to 1145 of the Bankruptcy Code to the following names/entities or their successors or assigns:

Name

Number of Shares

1. Ruth Shepley

1,500,000

501 S. Johnstone Ave

Suite 501

Bartlesville, OK 74003

2. Kimberly Gafford

1,500,000

501 S. Johnstone Ave

Suite 501

Bartlesville, OK 74003

3. Cheryl Clark

1,500,000

501 S. Johnstone Ave

Suite 501

Bartlesville, OK 74003

4. Annabella Smith

1,500,000

501 S. Johnstone Ave

Suite 501

Bartlesville, OK 74003

Exhibit “D”

Liquidating Trustee- 50,000 shares of common stock.

NEED CONTACT INFO

Exhibit “E”

100 shares of common stock to the following:

List of 200 class 6 and class 7 creditors provided in Plan.